EXHIBIT 10.42


             Summary - Executive Severance Package

Purpose: To provide reduction- in- force benefits for certain key employees from January 1997 through June 1998


Requirements:       - Employees must fulfill service and
                      performance stipulations through designated termination date


Severance Payment   Tiers               Amounts

                    Tier I - Office of  18 months base salary
                    the Chief           plus 1997 termination
                    Executive           allowance package

                    Tier II - all       12 months base salary
                    other officers of   plus 1997 termination
                    Reynolds Metals     allowance package
                    Company

                    Tier  III - other   6 months base salary
                    key employees       plus 1997 termination
                                        allowance package


Outplacement        Full individualized outplacement services
                    until individual is successfully placed.


Incentive           If the employee works at least six months
                    during the incentive year, then a pro-rata award based on performance and number of months worked during incentive year will be made.


Release             Employees must sign a release to be
Requirement         eligible for benefits under this policy.


Note:  "Officer" does not include assistant officers.